UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2026

INTERACTIVE STRENGTH INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41610	82-1432916
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1005 Congress Avenue, Suite 925
Austin, Texas		78701
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 512 885-0035

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	TRNR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed, on January 27, 2025, Interactive Strength Inc. (the “Company”) entered into a Share Pledge Agreement (the “Share Pledge Agreement”) with Sportstech Brands Holding GmbH (“Sportstech”) and the sole shareholder of Sportstech (the “Pledgor”), pursuant to which the Pledgor pledged his share interest as collateral to secure Sportstech’s obligations under the loan agreement entered into between the Company and Sportstech on or around the same date. As previously disclosed, the loan agreement provided for a $5.6 million loan facility (which was fully drawn as of September 30, 2025).

As previously disclosed, on February 10, 2025, the Company entered into a Binding Transaction Agreement (the “Transaction Agreement”) with Sportstech, pursuant to which the Company would have acquired Sportstech (the “Acquisition”).

Although the Transaction Agreement was never formally terminated, the Company has previously publicly reported uncertainty surrounding the completion of the Acquisition considering there was a legal dispute between the parties.

On February 27, 2026, the Company and Sportstech entered into a Settlement Agreement (the “Settlement Agreement”), pursuant to which Sportstech was to pay the Company $6,350,000 along with making a payment to the Company’s counsel in its legal dispute with Sportstech (the “Settlement Payment”). In addition, pursuant to the Settlement Agreement, the Company and Sportstech will terminate all court, enforcement, and liquidation proceedings initiated in connection with their legal dispute, and the Company will release all securities received in connection with the Share Pledge Agreement.

The Company received the Settlement Payment on March 4, 2026.

The foregoing description does not constitute a complete summary of the terms of the Settlement Agreement and is qualified in its entirety by reference to the full text of the Settlement Agreement, which is filed as Exhibit 10.1 to this Form 8-K and incorporated herein by reference.

Item 8.01 Other Events.

On March 4, 2026, the Company issued a press release announcing the Settlement Agreement. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated in this Item 8.01 by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Settlement Agreement, by and between Interactive Strength Inc. and Sportstech Brands Holding GmbH, dated as of February 27, 2026

99.1	Press Release, dated March 4, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL Document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Interactive Strength Inc.

Date:	March 5, 2026	By:	/s/ Caleb Morgret
Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)